SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 16, 2017

THE FEMALE HEALTH COMPANY
(Exact name of registrant as specified in its charter)

Wisconsin
(State or other jurisdiction of incorporation)

1-13602	39-1144397
(Commission File Number)	(I.R.S. Employer I.D. Number)

4400 Biscayne Boulevard Suite 888 Miami, Florida	33137
(Address of Principal Executive Offices)	(Zip Code)

312-595-9123
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act
(17 CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders (the "Annual Meeting") of The Female Health Company (the "Company") was held on March 16, 2017.  A total of 31,338,249 shares of Common Stock and 546,756 shares of Class A Convertible Preferred Stock - Series 4 (the "Series 4 Preferred Stock") were eligible to vote at the Annual Meeting, voting together as a single class with one vote for each share of Common Stock or Series 4 Preferred Stock held.  The matters voted on at the Annual Meeting were as follows:

1.	Election of Directors:

The following individuals were nominated for election to the Board of Directors for terms that expire at the next annual meeting of shareholders.  All of the nominated directors were elected.  The results of the vote on the election of directors were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
David R. Bethune	10,253,474	1,694,678	14,401,268
Mario Eisenberger	10,759,200	1,188,952	14,401,268
Harry Fisch	10,759,214	1,188,938	14,401,268
Mary Margaret Frank	10,841,487	1,106,665	14,401,268
Lucy Lu	10,775,912	1,172,240	14,401,268
Georges Makhoul	10,751,474	1,196,678	14,401,268
O.B. Parrish	10,774,818	1,173,334	14,401,268
Elgar Peerschke	10,753,605	1,194,547	14,401,268
Jesus Socorro	11,218,119	730,033	14,401,268
Mitchell S. Steiner	10,741,501	1,206,651	14,401,268

2.	Ratification of Auditors:

The shareholders voted to ratify the appointment by the Company's Audit Committee of RSM US LLP as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2017.

Votes For	Votes Against	Abstentions	Broker Non-Votes
25,190,424	1,114,592	44,404	0

3.	Advisory (non-binding) vote on the executive compensation of the Company's named executive officers:

The shareholders voted in favor of the compensation of the Company's named executive officers as disclosed in the proxy statement for the Annual Meeting.

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,143,062	1,308,343	496,747	14,401,268

4.	Advisory (non-binding) vote on the frequency of the advisory vote on the executive compensation of the Company's named executive officers:

The shareholders voted to recommend that the Company include an advisory vote on the compensation of the Company's named executive officers pursuant to the rules of the Securities and Exchange Commission every three years.

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
3,899,798	121,320	7,357,955	569,079	14,401,268

In accordance with the shareholder voting results, in which every "Three Years" received the highest number of votes cast on the frequency proposal, and the Board of Directors' recommendation in the Proxy Statement for the Annual Meeting, the Company's Board of Directors has determined that future shareholder non-binding advisory votes on executive compensation will occur every three years.  Accordingly, the next shareholder non-binding advisory vote on executive compensation will be held at the Company's 2020 Annual Meeting of Shareholders.  The next required shareholder non-binding advisory vote regarding the frequency interval will be held in six years at the Company's 2023 Annual Meeting of Shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FEMALE HEALTH COMPANY

Date: March 20, 2017

	BY	/s/ Daniel Haines
Daniel Haines
Chief Financial Officer